UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2008

UNIVERSAL PROPERTY DEVELOPMENT AND ACQUISITION CORPORATION
-------------------------------------------------------------------------------------------
(Exact Name of Registrant as Specified in Charter)

Nevada	000-25416	20-3014499
-----------------------	------------------	-------------------------
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer
Identification Number)

14255 U.S. Highway 1, Suite 209
Juno Beach, Florida 33408
---------------------------------------------------
(Address of Principal Executive Offices)

(561) 630-2977
-------------------------------------------------------------
(Registrant’s Telephone Number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___   Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4. Matters Related to Accountants and Financial Statements.

Item 4.02   Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

As previously disclosed by the Company in a Current Report on Form 8-K filed on May 12, 2008 (the “May 12 8-K”), in response to comments received from the Securities and Exchange Commission ("Commission") the Company is in the process of preparing amended Form 10-KSB’s for the fiscal years ended December 31, 2006 and December 31, 2007 and amended Form 10-QSBs for the quarterly periods ended March 31, 2007, June 30, 2007, September 30, 2007, and March 31, 2008 which include a restatement of our financial statements for the fiscal years ended December 31, 2006 and December 31, 2007 and the interim periods ended March 31, 2007, June 30, 2007, September 30, 2007 and March 31, 2008, to reflect the corrections described therein.

In connection with the above described plan to file amended periodic reports for the periods identified above, the Company is in the process of preparing its Quarterly Report on Form 10Q for the period ended June 30, 2008. In order to avoid filing interim financial statements which are inconsistent with the expected content of the restated financial statements, as detailed in the May 12 8-K, for the periods described above, the Company has decided to delay the filing of its Form 10Q for the period ended June 30, 2008 until the final content of the amended periodic reports described above has been determined. The Company intends to file such amendments, and its Form 10Q for the period ended June 30, 2008, as soon as their responses to the SEC comments has been approved by the SEC, the Company has completed its analysis and its independent registered accountant has completed its review procedures and audit work with respect to the Forms 10-KSB.

Our principal executive officer, principal financial officer and members of our Board of Directors have discussed these matters internally and with our current independent registered public accountants. As a result of the anticipated restatements, the previously issued financial statements and related reports of independent registered public accountants for the corresponding periods should no longer be relied upon.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Universal Property Development and Acquisition Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 4, 2008

UNIVERSAL PROPERTY DEVELOPMENT
AND ACQUISITION CORPORATION

By:	/s/ Kamal Abdallah
Kamal Abdallah
President and Principal Executive Officer

2